United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 1, 2016

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously announced, on November 30, 2015, Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), completed its acquisition of SunGard, a Delaware corporation (“SunGard”).

The Company is filing, as Exhibit 99.1, the historical condensed consolidated financial statements of SunGard as of September 30, 2015 and for the nine month periods ended September 30, 2015 and 2014, so that they may be incorporated by reference, in accordance with SEC rules, in any future registration statement the Company may file.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
99.1	Unaudited condensed consolidated financial statements of SunGard as of September 30, 2015 and for the periods ended September 30, 2015 and 2014

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: July 1, 2016	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited condensed consolidated financial statements of SunGard as of September 30, 2015 and for the periods ended September 30, 2015 and 2014